UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 4, 2004

                               Axeda Systems Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                     000-26287           23-2763854
           --------                     ---------           ----------
 (State or other jurisdiction        (Commission File)     (IRS Employer
       of incorporation)                 Number)            Identification No.)

21 Oxford Road, Mansfield, Massachusetts 02048
----------------------------------------------
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (508) 337-9200


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

On November 4, 2004 the Company issued a press release announcing, among other things, its financial results for the quarter ended September 30, 2004. A copy of the Company's press release is included in this report as Exhibit 99.1 and incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


Item 9.01         Financial Statements and Exhibits.

c.  Exhibits

    Exhibit    Description
    -------    -----------
    99.1       Press Release, issued by Axeda Systems Inc., on November 4, 2004.








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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                        AXEDA SYSTEMS INC.
                                                        ------------------
                                                          (Registrant)



Date:  November 4, 2004                    By:/s/ Thomas J. Fogarty
       ----------------                       ----------------------
                                                  Thomas J. Fogarty
                                                  Chief Financial Officer and
                                                   Executive Vice President




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


                                  EXHIBIT INDEX


    Exhibit    Description
    -------    -----------
    99.1       Press Release, issued by Axeda Systems Inc., on November 4, 2004.



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